Exhibit 99.2

Veritiv Corporation Fourth Quarter and Fiscal Year 2015 Financial Results March 15, 2016

Tom Morabito Director of Investor Relations 2

Safe Harbor Provision Certain statements contained in this presentation regarding Veritiv Corporation’s (the “Company”) future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are “forward - looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995 . Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to the Company or its management, have been used to identify such forward - looking statements . All forward - looking statements reflect only the Company’s current beliefs and assumptions with respect to future operating results, performance, business plans, prospects, guidance and other matters, and are based on information currently available to the Company . Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the Company’s actual operating results, performance , business plans, prospects or guidance to differ materially from those expressed in, or implied by, these statements . Factors that could cause actual results to differ materially from current expectations include risks and other factors described in the Company’s publicly available reports filed with the Securities and Exchange Commission (“SEC”), which contain a discussion of various factors that may affect the Company’s business or financial results . Such risks and other factors, which in some instances are beyond the Company’s control, include : the industry - wide decline in demand for paper and related products ; increased competition from existing and non - traditional sources ; adverse developments in general business and economic conditions as well as conditions in the global capital and credit markets ; foreign currency fluctuations ; our ability to collect trade receivables from customers to whom we extend credit ; our ability to attract, train and retain highly qualified employees ; the effects of work stoppages, union negotiations and union disputes ; loss of significant customers ; changes in business conditions in our international operations ; procurement and other risks in obtaining packaging, paper and facility products from our suppliers for resale to our customers ; changes in prices for raw materials ; fuel cost increases ; inclement weather, anti - terrorism measures and other disruptions to the transportation network ; our dependence on a variety of IT and telecommunications systems and the Internet ; our reliance on third - party vendors for various services ; cyber - security risks ; costs to comply with laws, rules and regulations, including environmental, health and safety laws, and to satisfy any liability or obligation imposed under such laws ; regulatory changes and judicial rulings impacting our business ; adverse results from litigation, governmental investigations or audits, or tax - related proceedings or audits ; our inability to renew existing leases on acceptable terms, negotiate rent decreases or concessions and identify affordable real estate ; our ability to adequately protect our material intellectual property and other proprietary rights, or to defend successfully against intellectual property infringement claims by third parties ; our pension and health care costs and participation in multi - employer plans ; increasing interest rates ; our ability to generate sufficient cash to service our debt ; our ability to comply with the covenants contained in our debt agreements ; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time ; changes in accounting standards and methodologies ; our ability to realize the anticipated synergies, cost savings and growth opportunities from the Merger , our ability to integrate the xpedx business with the Unisource business, the possibility of incurring expenditures in excess of those currently budgeted in connection with the integration, and our limited experience complying with the reporting and other requirements of a publicly traded company, including the Sarbanes - Oxley Act ; and other events of which we are presently unaware or that we currently deem immaterial that may result in unexpected adverse operating results . The Company is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this document by wire services or Internet service providers . This presentation is being furnished to the SEC through a Form 8 - K . The Company’s Annual Report on Form 10 - K for the year ended December 31 , 2015 to be filed with the SEC may contain updates to the information included in this presentation . We reference non - GAAP financial measures in this presentation . Please see the appendix for reconciliations of non - GAAP measures to the most comparable GAAP measures . 3

Mary Laschinger Chairman & CEO 4

Financial Results 1 1) Please see the appendix for reconciliations of non - GAAP measures to the most comparable GAAP measures. 2) Amounts calculated on a pro forma basis, which assumes the Merger with UWW Holdings, Inc. and the related financing occurred on Janua ry 1, 2014, as well as purchase accounting adjustments and adjustments for one - time costs related to the Merger . 3) Relative to cumulative forecasted synergy range of $150 - $ 225 million $182 M Adjusted EBITDA 18.5% FY15 Actual YOY% Change 2 $8.7 B Net Sales (6.4%) Exceeded 2015 Adjusted EBITDA commitment to shareholders 5 ~ 55% Synergies 3 N/A

Full Year 2015 Veritiv Revenue 6 FY14 Revenue 1 FY15 Revenue $8,718 $9,314 FX Effect (1.3%) (Dollars In Millions) 1) Amounts calculated on a pro forma basis, which assumes the Merger with UWW Holdings, Inc. and the related financing occur red on January 1, 2014, as well as purchase accounting adjustments and adjustments for one - time costs related to the Merger. One Less Day (0.4%) (6.4%) Core Performance (4.7%) Strategic Customer Decisions (1.8%)

Key Accomplishments 7 Achieved our operational and financial goals for 2015 • Accelerated capture of planned synergies in 2015 ▪ Successfully executed sourcing strategies and operational efficiencies • U.S. operating entity simplification and Sarbanes - Oxley compliance for internal controls • Positioned internal capabilities for future growth • Meaningful investments in strategy and human resource functions • 2016 Outlook: ▪ Economic softness and currency headwinds ▪ Industry pressures in print and tail of strategic account decisions in 1H16 ▪ Entering next phase of integration ▪ As expected, more complex and slower synergy pacing than 2014 and 2015 ▪ Positions Veritiv for further synergy capture in 2017 and beyond ▪ Well - positioned to reduce debt despite economic softness

Stephen Smith CFO 8

4Q15 Three Months Ended December 31 YOY % Change FY15 Year Ended December 31 YOY % Change 2 Pro Forma : Net sales $2,201 (7.5%) $8,718 (6.4%) Net sales per shipping day - (7.5%) - (6.0%) Cost of products sold $1,804 (9.3%) $7,160 (7.6%) Net sales less cost of products sold $396 1.3% $1,557 (0.7%) Adjusted EBITDA $52.3 29.8% $182.0 18.5% Adjusted EBITDA as a % of net sales 2.4% 68 BPS 2.1% 44 BPS As Reported : Net income $10.1 N/A $26.7 N/A Basic and Diluted Earnings Per Share $0.63 N/A $1.67 N/A Veritiv Financial Results 1 Fourth Quarter and 2015 1) Please see the appendix for reconciliations of non - GAAP measures to the most comparable GAAP measures. 2) Amounts calculated on a pro forma basis, which assumes the Merger with UWW Holdings, Inc. and the related financing occur red on January 1, 2014, as well as purchase accounting adjustments and adjustments for one - time costs related to the Merger. (Unaudited, Dollars In Millions) 9

Veritiv Segment Financial Results Fourth Quarter and 2015

(Unaudited, Dollars In Millions)

Veritiv

Print

	4Q15 *Three Months Ended December 31*	YOY % Change	FY15 *Year Ended December 31*	YOY % Change [1]
Net Sales	$806	(12.2%)	$3,272	(11.3%)
Net sales per shipping day	-	(12.2%)	-	(11.0%)
Adjusted EBITDA	$21.8	26.0%	$79.0	16.7%
Adj. EBITDA as a % of net sales	2.7%	82 BPS	2.4%	58 BPS

Publishing

	4Q15 *Three Months Ended December 31*	YOY % Change	FY15 *Year Ended December 31*	YOY % Change [1]
Net Sales	$309	(14.3%)	$1,216	(8.7%)
Net sales per shipping day	-	(14.3%)	-	(8.4%)
Adjusted EBITDA	$11.6	10.5%	$34.7	3.3%
Adj. EBITDA as a % of net sales	3.8%	84 BPS	2.9%	33 BPS

Facility Solutions

	4Q15 *Three Months Ended December 31*	YOY % Change	FY15 *Year Ended December 31*	YOY % Change [1]
Net Sales	$324	(7.2%)	$1,289	(7.1%)
Net sales per shipping day	-	(7.2%)	-	(6.8%)
Adjusted EBITDA	$11.5	(24.3%)	$41.7	(17.9%)
Adj. EBITDA as a % of net sales	3.5%	(80 BPS)	3.2%	(42 BPS)

Packaging

	4Q15 *Three Months Ended December 31*	YOY % Change	FY15 *Year Ended December 31*	YOY % Change [1]
Net Sales	$733	0.4%	$2,830	0.3%
Net sales per shipping day	-	0.4%	-	0.7%
Adjusted EBITDA	$56.1	6.5%	$212.6	11.7%
Adj. EBITDA as a % of net sales	7.7%	44 BPS	7.5%	77 BPS

1) Amounts calculated on a pro forma basis, which assumes the Merger with UWW Holdings, Inc. and the related financing occurred on January 1, 2014, as well as purchase accounting adjustments and adjustments for one-time costs related to the Merger.

10

2016 Full Year Guidance ▪ 2016 Adjusted EBITDA is expected to be $185 - $195 million ▪ Cumulative net synergy capture expected to be 60% – 70% ▪ Expect incremental capital expenditures for integration projects of $10 - $ 20 million ▪ Ordinary course capital expenditures expected to be $20 - $30 million ▪ Anticipate at least $70 million of Free Cash Flow 11

Synergies & One - Time Integration Costs 1) Includes ~ $55 million of one - time integration capital expenditures; does not include approximately $27 million of merger re lated expenses. For 2014 and 2015, Veritiv paced ahead of its synergy plan 12 Management intends to improve Adjusted EBITDA by an incremental $100 million over the first few years after the merger » Key areas that synergies will be derived from include supply chain efficiencies and SG&A 0% 20% 40% 60% 80% 100% YE 2014 (Actual) YE 2015 YE 2016 YE 2017 Cumulative forecasted synergies ($150M - $225 M) ~ 55% 60% - 70% 80% - 90% ~ 10% (Actual) Forecasted costs to achieve 1 ($225M): ~ 30% ~ 60% 80 - 90% 90 - 100% Prior 50 - 60%

ABL Facility & Capital Allocation Capital Structure Capital Allocation ▪ Capital Allocation Priorities : – Invest in the company ▫ FY15: CapEx totaled ~ $44M, with ~ $29M related to integration ▪ Expect 2016 incremental CapEx for integration projects of $10M - $20M ▪ Ordinary course 2016 CapEx expected to be $20 - $30M – Pay down debt ▪ 2015 net debt to Adj. EBITDA down from 5.1x to 4.1x – Return value to shareholders ▪ At the end of December 2015 : ▪ The borrowing base availability for the ABL facility was ~ $1.2 billion ▪ ~ $800M drawn against the ABL facility ▪ ~ $4 1 0M of available borrowing capacity 13

Appendix: Reconciliation of Non - GAAP Financial Measures We supplement our financial information prepared in accordance with GAAP with certain non - GAAP measures including Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, restructuring charges, non - restructuring stock - based compensation expense, LIFO (income) expense, non - restructuring severance charges, non - restructuring asset impairment, gain on sale of joint venture, merger and integration expenses, loss from discontinued operations, net of income taxes, fair value adjustments on the contingent liability associated with the Tax Receivable Agreement ("TRA") and certain other adjustments) because we believe investors commonly use Adjusted EBITDA and these other non - GAAP measures as key financial metrics for valuing companies such as ours . In addition, the credit agreement governing our asset - based lending facility permits us to exclude the foregoing and other charges in calculating “Consolidated EBITDA”, as defined in the ABL Facility . We approximate foreign currency effects by applying the foreign currency exchange rate for the prior period to the local currency results for the current period . Adjusted EBITDA and these other non - GAAP measures are not alternative measures of financial performance under GAAP . Non - GAAP measures do not have definitions under GAAP and may be defined differently by, and not be comparable to, similarly titled measures used by other companies . As a result, we consider and evaluate non - GAAP measures in connection with a review of the most directly comparable measure calculated in accordance with GAAP . We caution investors not to place undue reliance on such non - GAAP measures and to consider them with the most directly comparable GAAP measures . Adjusted EBITDA and these other non - GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analyzing our results as reported under GAAP . Please see the following tables and related footnote for reconciliations of non - GAAP measures to the most comparable GAAP measures . 14

Appendix: Reconciliation of Non - GAAP Financial Measures 15 Table I VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES (in millions, unaudited) Net income (loss) 10.1$ (14.0)$ Interest expense, net 7.2 7.2 Income tax expense 2.7 2.5 Depreciation and amortization 14.4 14.5 EBITDA 34.4 10.2 Restructuring charges 2.7 5.0 Non-restructuring stock-based compensation 0.8 - LIFO expense 0.5 7.1 Non-restructuring severance charges 1.4 0.2 Non-restructuring asset impairments 2.1 - Merger and integration expenses 6.3 18.2 Fair value adjustment on TRA contingent liability 2.0 1.7 Other 2.1 (2.1) Adjusted EBITDA 52.3$ 40.3$ Net sales 2,200.7$ 2,379.8$ Adjusted EBITDA as a % of net sales 2.4% 1.7% Three Months Ended December 31, 2015 Three Months Ended December 31, 2014

16 Appendix: Reconciliation of Non - GAAP Financial Measures Table II VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES (in millions, unaudited) Veritiv As Reported Pro Forma Adjustments* Veritiv Pro Forma Net income (loss) 26.7$ (19.6)$ (16.2)$ (35.8)$ Interest expense, net 27.0 14.0 12.4 26.4 Income tax expense (benefit) 18.2 (2.1) 6.8 4.7 Depreciation and amortization 56.9 37.6 16.8 54.4 EBITDA 128.8 29.9 19.8 49.7 Restructuring charges 11.3 4.0 0.2 4.2 Non-restructuring stock-based compensation 3.8 4.0 0.1 4.1 LIFO (income) expense (7.3) 6.3 1.3 7.6 Non-restructuring asset impairments 2.6 - - - Non-restructuring severance charges 3.3 2.6 0.4 3.0 Gain on sale of joint venture - - (6.6) (6.6) Merger and integration expenses 34.9 75.1 14.1 89.2 Fair value adjustment on TRA contingent liability 1.9 1.7 - 1.7 Other 2.7 (1.7) 2.3 0.6 Loss from discontinued operations, net of income taxes - 0.1 - 0.1 Adjusted EBITDA / Pro Forma Adjusted EBITDA 182.0$ 122.0$ 31.6$ 153.6$ Net sales 8,717.7$ 7,406.5$ 1,907.6$ 9,314.1$ Adjusted EBITDA / Pro Forma Adjusted EBITDA as a % of net sales 2.1% 1.6% 1.6% Year Ended December 31, 2014 * Pro forma adjustments take into account the merger with UWW Holdings, Inc. and the related financing as if they occurred on January 1, 2014, as well as purchase accounting adjustments and adjustments for one-time costs related to the merger. Year Ended December 31, 2015

17 Appendix: Reconciliation of Non - GAAP Financial Measures Table III VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES (in millions, unaudited) Amount drawn on ABL Facility 795.5$ 847.8$ Less: Cash (54.4) (57.6) Net debt 741.1 790.2 Adjusted EBITDA / Pro Forma Adjusted EBITDA 182.0$ 153.6$ Net debt to Adjusted EBITDA 4.1x 5.1x December 31, 2014December 31, 2015

18 Appendix: Reconciliation of Non - GAAP Financial Measures Table IV VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES (in millions, unaudited) Net cash flows provided by operating activities 113.0$ Less: Capital expenditures (44.4) Free cash flow 68.6 Add back: Cash payments for restructuring expenses 9.0 Cash payments for integration expenses 36.8 Cash payments for integration-related capex 29.4 Free cash flow excluding cash impact of restructuring and integration-related items 143.8$ Year Ended December 31, 2015

Questions 19

Mary Laschinger Chairman & CEO 20

Veritiv Corporation Fourth Quarter and Fiscal Year 2015 Financial Results March 15, 2016